UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 8, 2005

Date of Report (Date of earliest event reported)

DAIMLERCHRYSLER AUTO TRUST 2005-A

(Exact name of registrant as specified in its charter)

Delaware	333-75942-10	20-6396233
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 Stanton Christiana, Newark, Delaware 19713

(Address of principal executive offices) (Zip Code)

(248) 427-2565

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 FR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8. Other Events

Item 8.01. Other Events

     On the payment date March 8, 2005, payments were made to the holders of DaimlerChrysler Auto Trust Series 2005-A, Asset Backed Notes.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

     (a)     Financial statement of businesses acquired:

     None

     (b)     Pro forma financial information:

     None

     (c)     Exhibits:

Exhibit 99:	Monthly report to holders of the Asset Backed Notes, Series 2005-A, relating to the March 8, 2005 Payment Date.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DaimlerChrysler Auto Trust 2005-A (Registrant)
By:	DaimlerChrysler Services North America LLC,
as Administrator

By:	/s/ Mark L. Davis
Mark L. Davis
Assistant Controller

Date: March 17, 2005

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INDEX TO EXHIBITS

Exhibit No.	Description

99	Monthly report to holders of the Asset Backed Notes, Series 2005-A, relating to the March 8, 2005 Payment Date.

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